Exhibit (a)(1)(vi)

Notice of Withdrawal of Tender
Regarding Shares in Blackstone Private Credit Fund
For Clients of Clients of Charles Schwab & Co., Inc., Goldman Sachs Custody Solutions,
National Financial Services LLC / Fidelity Brokerage Services LLC,
RBC Capital Markets LLC
and
SEI Investments Company.
Tendered Pursuant to the Offer to
Purchase Dated May 2, 2025

The Offer and withdrawal rights will expire on May 30, 2025
and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,
Eastern Time, on May 30, 2025, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein

PLEASE SEND COMPLETED FORMS TO YOUR FINANCIAL ADVISOR / PORTFOLIO MANAGER

You are responsible for confirming that this Notice is received timely by your Financial Advisor or Portfolio Manager. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date
Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Notice of Withdrawal of Tender
Regarding Shares in Blackstone Private Credit Fund
For Clients of Clients of UBS Financial Services Inc. and Pershing LLC
Tendered Pursuant to the Offer to Purchase
Dated May 2, 2025

The Offer and withdrawal rights will expire on May 30, 2025
and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,
Eastern Time, on May 30, 2025, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein

Regular Mail	Fax: (816) 256-8862
SS&C GIDS, Inc.	FOR ADDITIONAL INFORMATION
Attn: Blackstone Private Credit Fund	CALL: (844) 702-1299 OR
P.O. Box 219270	EMAIL: BCRED.AI@sscinc.com
Kansas City, MO 64121

Overnight Mail
SS&C GIDS, Inc.
Attn: Blackstone Private Credit Fund
801 Pennsylvania Avenue, Suite 219270
Kansas City, MO 64105-1307

You are responsible for confirming that this Notice is received timely by SS&C GIDS, Inc., the Fund’s transfer agent. To assure good delivery, please send this page to SS&C GIDS, Inc., and not to your financial advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

(PAGE 1 of 2)

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date
Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 2 of 2)

Notice of Withdrawal of Tender
Regarding Shares in Blackstone Private Credit Fund
For Clients of Inspira Financial (formerly, Millennium Trust Company)
Tendered Pursuant to the Offer to Purchase
Dated May 2, 2025

The Offer and withdrawal rights will expire on May 30, 2025
and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,
Eastern Time, on May 30, 2025, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein

PLEASE SEND COMPLETED FORMS TO YOUR INSPIRA FINANCIAL ADVISOR

You are responsible for confirming that this Notice is received timely by your Financial Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date
Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Notice of Withdrawal of Tender
Regarding Shares in Blackstone Private Credit Fund
For Clients of Blackstone Securities Partners L.P.
Tendered Pursuant to the Offer to Purchase
Dated May 2, 2025

The Offer and withdrawal rights will expire on May 30, 2025
and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,
Eastern Time, on May 30, 2025, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein

PLEASE SEND COMPLETED FORMS TO YOUR BLACKSTONE FINANCIAL ADVISOR AT:

Regular Mail	Email
Blackstone Private Credit Fund	BCREDTenders@blackstone.com
430 W. 7th Street, Suite 219270
Kansas City, MO 64105-1407

You are responsible for confirming that this Notice is received timely by your Financial Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date
Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Notice of Withdrawal of Tender
Regarding Shares in Blackstone Private Credit Fund
For Clients of Merrill Lynch, Pierce, Fenner & Smith Incorporated
Tendered Pursuant to the Offer to Purchase
Dated May 2, 2025

The Offer and withdrawal rights will expire on May 30, 2025
and your Merrill Lynch Financial Advisor/Portfolio Manager must submit this Notice of Withdrawal for processing by 11:59 p.m.,
Eastern Time, on May 30, 2025, unless the Offer is extended

Complete this Notice of Withdrawal and deliver to your Merrill Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

You are responsible for confirming that this Notice is submitted for processing timely by your Merrill Lynch Financial Advisor/Portfolio Manager. If you fail to confirm timely submission of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date
Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Notice of Withdrawal of Tender
Regarding Shares in Blackstone Private Credit Fund
For Clients of Morgan Stanley Smith Barney LLC
Tendered Pursuant to the Offer to Purchase
Dated May 2, 2025

The Offer and withdrawal rights will expire on May 30, 2025
and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,
Eastern Time, on May 30, 2025, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein

Please submit completed Notice of Withdrawal to Morgan Stanley’s Alternative Investment Order Entry ticketing system.

You are responsible for confirming that this Notice is received timely by your Financial Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date
Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)

Notice of Withdrawal of Tender
Regarding Shares in Blackstone Private Credit Fund
For Clients of Stifel Nicolaus & Company, Inc., LPL Financial,
Wells Fargo Bank N.A., Wells Fargo Advisors LLC, Raymond James & Associates, Inc.
Tendered Pursuant to the Offer to Purchase
Dated May 2, 2025

The Offer and withdrawal rights will expire on May 30, 2025
and this Notice of Withdrawal must be received by
the Fund’s Transfer Agent, either by mail or by fax, by 11:59 p.m.,
Eastern Time, on May 30, 2025, unless the Offer is extended
Complete this Notice of Withdrawal and follow the transmittal instructions included herein

PLEASE SEND COMPLETED FORMS TO YOUR FINANCIAL ADVISOR / PORTFOLIO MANAGER

You are responsible for confirming that this Notice is received timely by your Financial Advisor. If you fail to confirm receipt of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Dear Shareholder:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date
Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 1 of 1)